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                                                                    EXHIBIT 10.1

                     EMPLOYMENT AND STOCK OPTION AGREEMENT
                     -------------------------------------

                                AMENDMENT NO. 4
                                ---------------


         Amendment No. 4 dated as of November 17, 1994 (the "Amendment"), between XTRA Corporation, a Delaware corporation (the "Corporation"), and Lewis Rubin, an individual residing at One Devonshire Place, Apt. 3809, Boston, Massachusetts 02109 (the "Employee") to the Employment and Stock Option Agreement dated as of July 12, 1990, as previously amended by Amendment No. 1 dated as of May 7, 1991, Amendment No. 2 dated as of May 5, 1992 and Amendment No. 3 dated as of September 1, 1993 (the "Amended Agreement").

         WHEREAS, the Company and the Employee have entered into the Amended Agreement pursuant to which the Company has agreed to employ the Employee as its President and Chief Executive Officer and to have the Employee continue to serve on the Company's Board of Directors, and the Employee has agreed to accept such employment upon the terms and conditions set forth in the Amended Agreement; and

         WHEREAS, the Company and the Employee desire to amend the Amended Agreement further in order to extend the term thereof,

         NOW, THERETOFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree that the proviso at the end of the first sentence of Section 4(a) is hereby amended by deleting the date "August 31, 1995" and by substituting therefor the date "August 31, 1996".

         Except as amended by this Amendment, the Amended Agreement shall remain in full force and effect.

         This Amendment shall take effect as a sealed instrument under Massachusetts law.

         This Amendment may be executed in two or more counterparts, each of which will be deemed to be an original.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                        XTRA CORPORATION

                                              /s/ Robert B. Goergen
                                        By:_____________________________
                                                  Robert B. Goergen,
                                                  Chairman of the Board


                                              /s/ Lewis Rubin
                                        ________________________________
                                                  Lewis Rubin